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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - July 27, 2000

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


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
      Pennsylvania                   0-16276                   23-2449551
      ------------                   -------                   ----------
State or other jurisdiction     (Commission File             (IRS Employer
    of incorporation)                Number)             Identification Number)
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       101 North Pointe Boulevard
         Lancaster, Pennsylvania                              17601-4133
         -----------------------                              ----------
(Address of principal executive offices)                      (Zip Code)
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Registrant's telephone number including area code:           (717) 581-6030
                                                             --------------



                                       N/A
                                       ---
          (Former name or former address, if changed since last report)





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                       Index to Exhibits Found on Page __
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Previously Disclosed.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         Registrant files the Amendment to its Current Report on Form 8-K to file Exhibits 99.3 and 99.4.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired. The Consolidated Balance Sheets as of December 31, 1999 and 1998, and the Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the three years ended December 31, 1999 of Hanover Bancorp, Inc. and subsidiaries, and the Report of Independent Auditors and related Notes to Consolidated Financial Statements, are incorporated herein by reference to
                  Exhibit 99.2 hereof.

                  The Unaudited Consolidated Balance Sheets as of June 30, 2000 and December 31, 1999, and the Unaudited Consolidated Statements of Income and Cash Flows for the six-month periods ended June 30, 2000 and 1999 of Hanover Bancorp, Inc. and subsidiaries and related Notes to Consolidated Financial Statements are incorporated herein by reference to Exhibit
                  99.3 hereof.



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                  (b)      Pro forma financial information.

                           The pro forma financial statements of Sterling Financial Corporation and Hanover Bancorp, Inc. required by Item 7(b) of Form 8-K are incorporated herein by reference to Exhibits 99.4 and 99.5 hereof.

                  (c)      Exhibits:

                           2 Agreement and Plan of Reorganization, dated as of January 25, 2000, by and between Sterling Financial Corporation and Hanover Bancorp, Inc. (Incorporated by reference to Annex A to the Registrant's Registration Statement No. 333-33976 on Form S-4 filed with the Securities and Exchange Commission on April 4, 2000, and as amended on April 28, 2000.)

                           99.1 Press Release of Registrant, dated July 27, 2000, re: Registrant's Acquisition of Hanover Bancorp, Inc. and its wholly-owned subsidiaries, Bank of Hanover and Trust Company and HOVB Investment Co.

                           99.2 Consolidated Balance Sheets as of December 31, 1999 and 1998, and the Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the three years ended December 31, 1999 of Hanover Bancorp, Inc and subsidiaries and the Report of Independent Auditors and related Notes to Consolidated Financial Statements. (Incorporated herein by reference to Hanover's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Commission on March 17, 2000, and as amended on April 26, 2000.)

                           99.3 Unaudited Consolidated Balance Sheets as of June 30, 2000 and December 31, 1999, and Unaudited Consolidated Statements of Income and Cash Flows for the six month periods ended June 30, 2000 and 1999 of Hanover Bancorp, Inc. and subsidiaries, and related Notes to Consolidated Financial Statements.

                           99.4 Pro forma unaudited financial statements of Sterling Financial Corporation and Hanover Bancorp, Inc. at June 30, 2000 and for the six month periods ended June 30, 1999 and 2000.

                           99.5 Pro forma unaudited financial statements of Sterling Financial Corporation and Hanover Bancorp, Inc. at December 31, 1999, and for the years ended December 31, 1999, 1998 and 1997. (Incorporated herein by reference to page 14 through 21 of the Registration Statement.)



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ITEM 8.   CHANGE IN FISCAL YEAR.

         Not Applicable.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   STERLING FINANCIAL CORPORATION
                                   (Registrant)


Dated: September 26, 2000          /s/ Ronald L. Bowman
                                   --------------------
                                   Ronald L. Bowman
                                   Vice President/Secretary
                                   Principal Accounting Officer


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                                  EXHIBIT INDEX

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                                                                                      Page Number
                                                                                      in Manually
Exhibit                                                                               Signed Original
--------                                                                              ---------------
        2          Agreement and Plan of Reorganization, dated as of January
                   25, 2000, by and between Sterling Financial Corporation and
                   Hanover Bancorp, Inc. (Incorporated by reference to Annex A to the Registrant's Registration Statement No. 333-33976 on
                   Form S-4 filed with the Securities and Exchange Commission on
                   April 4, 2000, and as amended on April 28, 2000.)*

      99.1         Press Release of Registrant, dated July 27, 2000, re:
                   Registrant's Acquisition of Hanover Bancorp, Inc. and its wholly-owned subsidiaries, Bank of Hanover and Trust Company and HOVB Investment Co.*

      99.2 Consolidated Balance Sheets as of December 31, 1999 and 1998, and the Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the three years ended December 31, 1999 of Hanover Bancorp, Inc. and subsidiaries and the Report of Independent Auditors and related Notes to Consolidated Financial Statements. (Incorporated herein by reference to Hanover's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Commission on March 17, 2000, and as amended on April 26, 2000.)*

      99.3 Unaudited Consolidated Balance Sheets as of June 30, 2000 and December 31, 1999, and Unaudited Consolidated Statements of Income and Cash Flows for the six month periods ended June 30, 2000 and 1999 of Hanover Bancorp, Inc. and subsidiaries, and related Notes to Consolidated Financial Statements.

      99.4         Pro forma unaudited financial statements of Sterling
                   Financial Corporation and Hanover Bancorp, Inc. at June
                   30, 2000 and for the six month periods ended June 30, 1999 and 2000.
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
                                                                                      Page Number
                                                                                      in Manually
Exhibit                                                                               Signed Original
--------                                                                              ---------------
      99.5         Pro forma unaudited financial statements of Sterling
                   Financial Corporation and Hanover Bancorp, Inc. at
                   December 31, 1999, and for the years ended December 31,
                   1999, 1998 and 1997.  (Incorporated herein by reference to page 14 through 21 of the Registration Statement.)*
----------
* Previously filed
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